SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) :               January 6,1998


                  DIGITAL COMMUNICATIONS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

       1-13088                                            65-0014636
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    (Commission File Number)                   (IRS Employer Identification No.)


              16910 Dallas Parkway, Suite 100, Dallas, Texas 75248
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         (Address of principal executive offices)          (Zip Code)



         Registrant's telephone number, including area code: (972)  248-1922
                                                             -------------------

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          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


I.

The accounting firm of Coopers & Lybrand L.L.P., the independent accountants for the Registrant, was dismissed effective January 12, 1998, as a result of action taken by the Board of Directors on January 6,1998.

During the fiscal year ended June 30, 1997 and the interim period subsequent to June 30, 1997, there have been no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

Coopers & Lybrand L.L.P.'s reports on the financial statements for the two fiscal year ended June 30, 1997 and June 30, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Coopers & Lybrand L.L.P. has furnished it with a letter, dated January 13, 1998, addressed to the Securities and Exchange Commission stating that it agrees with the above statements. This letter is Exhibit 16 to this report.

II.

Due to the fact that the accounting firm of Coopers & Lybrand L.L.P. was dismissed as of June 12, 1998 as the independent accountants for the Registrant, the Registrant engaged the independent accounting firm of Hein + Associates LLP as independent accountants for the Registrant effective as of January 12, 1998.

During the fiscal year ended June 30, 1997 and the interim period subsequent to June 30, 1997, there have been no consultations with Hein + Associates LLP on any matters of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements.



ITEM 6. RESIGNATION OF DIRECTOR

Effective January 6, 1998 Gary C. Evans resigned as a director of the Registrant for reasons related to his primary business affiliation.




EXHIBITS

Exhibit 16. Letter dated January 13, 1998 from Coopers & Lybrand L.L.P. indicating that it agrees with the statements contained in this 8-K.





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












SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                  Digital Communications Technology Corporation

                  By: /s/ Kevin B. Halter
                      -------------------------------------
                      Kevin B. Halter, Chairman of the Board


Dated:  January 21, 1998


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





                                   EXHIBIT 16



COOPERS & LYBRAND L.L.P.
a professional services firm
200 South Biscayne Blvd.
Suite 1900
Miami, Florida  33131


January 13, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:


We have read the statement made by Digital Communications Technology Corporation pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report which we understand will be filed with the Commission. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ Coopers & Lybrand L.L.P.
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Coopers & Lybrand L.L.P.
















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